SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2004

ALERIS INTERNATIONAL, INC.

(Formerly known as IMCO Recycling Inc.)

(Exact name of Registrant as specified in charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 North O’Connor Blvd., Suite 1500 Central Tower at Williams Square Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 401-7200

IMCO Recycling Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On December 9, 2004, Aleris International, Inc. (the “Company”) issued a press release regarding the completion of the previously announced merger between IMCO Recycling Inc. and Commonwealth Industries, Inc. (“Commonwealth”), and the subsequent name change of IMCO Recycling Inc. to Aleris International, Inc. The Company’s common stock will be trading on the New York Stock Exchange beginning December 10, 2004 under the ticker symbol ARS.

Steven J. Demetriou, previously President and CEO of Commonwealth, has been appointed Chairman of the Board and CEO of the Company.

The Company also announced the completion of its financings, including a $325 million revolving credit facility and funds associated with the release from escrow of the previously completed $125 million senior unsecured notes due 2014 issued by IMCO Recycling Escrow Inc. Proceeds from the refinancings were used to repay certain indebtedness of Commonwealth.

The information contained in this Item 7.01 of this Form 8-K and Exhibit 99.1 (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the SEC under the Securities Act of 1933, as amended, or the Exchange Act.

The information contained in Exhibit 99.1 contains certain forward-looking statements within the meaning of Section 21E of the Exchange Act. These forward-looking statements include statements concerning the future business of the Company and certain cost savings to be achieved. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include the availability of favorable cost materials, the ability to enter into effective supply and derivative contracts, the ability to achieve expected cost savings and synergies and the financial condition of the Company’s customers. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERIS INTERNATIONAL, INC.

Dated: December 9, 2004	/s/ Christopher R. Clegg
Christopher R. Clegg Senior Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Introductory Note: The following exhibit is furnished pursuant to Item 7.01 of Form 8-K and is not to be considered “filed” under the Exchange Act and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act or the Exchange Act.

Exhibit No.	Description

99.1	Press Release, dated December 9, 2004